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                                                                   EXHIBIT 10.60

          ANNUAL BASE SALARY FOR THE COMPANY'S NAMED EXECUTIVE OFFICERS
                          EFFECTIVE AS OF APRIL 4, 2005

                                                                          APPROVED BASE
                              EXECUTIVE OFFICER                              SALARY
                              -----------------                           -------------
Steven B. Engle
      Chief Executive Officer and Chairman of the Board                     $436,800
Matthew D. Linnik, Ph.D.
      Chief Scientific Officer and Executive Vice President of Research     $305,482
Bruce K. Bennett, Jr.
      Vice President of Manufacturing                                       $209,847
Josefina T. Elchico
      Vice President of Quality Systems                                     $202,000
William J. Welch
      Vice President of Sales and Marketing                                 $245,424
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